UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 28, 2009, Rainier Pacific Savings Bank (the “Bank”), wholly-owned subsidiary of Rainier Pacific Financial Group, Inc. (“Company”) entered into a Stipulation and Consent to the Issuance of an Order to Cease and Desist with the Federal Deposit Insurance Corporation, or FDIC, and the Washington Department of Financial Institution, or DFI.  The Order to Cease and Desist was issued and became effective on September 30, 2009.

The regulators determined that they had reason to believe that the Bank had engaged in unsafe or unsound banking practices and violations of law and/or regulations.

Under the terms of the FDIC order, the Bank cannot declare dividends without the prior written approval of the FDIC and the DFI. Other material provisions of the order require the Bank to:

•	Maintain and preserve qualified management,
•	Increase Board participation in the affairs of the Bank,
•	Increase the Bank’s capital,
•	Maintain the Bank’s allowance for loan and lease losses at a level proportionate with the risk in its loan portfolio,
•	Reduce the Bank’s classified assets, and prohibit the extension of loans to borrowers that have had loans with the Bank that were classified or charged-off,
•	Implement accurate and realistic models for valuing and pricing the Bank’s collateralized debt obligations portfolio and recognizing other than temporary impairment securities,
•	Develop a three-year strategic business plan,
•	Formulate and implement a profit plan,
•	Eliminate and/or correct all violations of law and contraventions of policy,
•	Implement a liquidity and funds management oversight policy,
•	Reduce the Bank’s brokered deposits, and
•	Prepare and submit progress reports to the FDIC and the DFI.

    The FDIC order will remain in effect until modified or terminated by the FDIC and the DFI.

The Bank expects to continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions.

The description of the Order and the Stipulation and Consent set forth in this Item 1.01 are qualified in their entirety by reference to the Order and Stipulation and Consent, copies of which are attached as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated by reference herein in their entirety.

On October 1, 2009, the Company issued a press release with respect to the foregoing matters, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Order to Cease and Desist with the FDIC and DFI and dated September 30, 2009.

10.2	Stipulation and Consent to the Issuance of an Order to Cease and Desist dated September 28, 2009.

99.1	Press Release of Rainier Pacific Financial Group, Inc. dated October 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: October 1, 2009	/s/John A. Hall
John A. Hall
President and Chief Executive Officer (Principal Executive Officer)

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